UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           November 28, 2006
                                                     --------------------------



                       DaimlerChrysler Master Owner Trust
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           (Exact name of issuing entity as specified in its charter)

        State of Delaware               333-120110-01          26-6015118
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  (State or other jurisdiction of        (Commission         (IRS employer
   incorporation of issuing entity)    file number of     identification no. of
                                       issuing entity)        issuing entity)

      c/o Deutsche Bank Trust Company Delaware
   1011 Centre Road, Suite 200, Wilmington, Delaware                   19805
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(Address of principal executive offices of issuing entity)           (Zip code)

   Issuing entity's telephone number, including area code       (302) 636-3305
                                                            -------------------



                    DaimlerChrysler Wholesale Receivables LLC
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              (Exact name of depositor as specified in its charter)

         State of Delaware               333-120110            38-3523542
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  (State or other jurisdiction of        (Commission         (IRS employer
   incorporation of issuing entity)    file number of     identification no. of
                                       issuing entity)        issuing entity)

                27777 Inkster Road
             Farmington Hills, Michigan                            48334
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 (Address of principal executive offices of depositor)           (Zip code)

    Depositor's telephone number, including area code          (248) 427-2625
                                                             ------------------


                 DaimlerChrysler Financial Services Americas LLC
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               (Exact name of sponsor as specified in its charter)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01.  Other Events.

      On November 28, 2006, DaimlerChrysler Master Owner Trust (the "Trust") issued a series of notes designated as DaimlerChrysler Master Owner Trust Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2006-A (the "Notes") pursuant to the Series 2006-A Indenture Supplement, dated as of November 1, 2006 (the "Series 2006-A Indenture Supplement"), to the Amended and Restated Indenture, dated as of December 16, 2004, between the Trust and The Bank of New York, as Indenture Trustee. The Series 2006-A Indenture Supplement is attached hereto as Exhibit 4.1.

      On November 28, 2006, DaimlerChrysler Wholesale Receivables LLC (the "Depositor"), DaimlerChrysler Financial Services Americas LLC (the successor in interest to DaimlerChrysler Services North America LLC), and the Trust entered into the Amended and Restated Sale and Servicing Agreement, dated as of November 28, 2006 (the "Amended and Restated Sale and Servicing Agreement"). The Amended and Restated Sale and Servicing Agreement is attached hereto as Exhibit 99.1.


            Section 9 - Financial Statements and Exhibits

Item 9.01(d).  Exhibits.

      The following are filed as Exhibits to this Current Report on Form 8-K:

      Exhibit 4.1       Series 2006-A Indenture Supplement.

      Exhibit 99.1      Amended and Restated Sale and Servicing Agreement.


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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DAIMLERCHRYSLER WHOLESALE RECEIVABLES
                                         LLC, as depositor of DaimlerChrysler
                                         Master Owner Trust


                                         By:   /s/ B. C. Babbish
                                               --------------------------------
                                               B. C. Babbish
                                               Assistant Secretary



Date:  December 1, 2006


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

                                  EXHIBIT INDEX


Exhibit No.                Description of Exhibit
-----------                ----------------------

    4.1                    Series 2006-A Indenture Supplement.

    99.1                   Amended and Restated Sale and Servicing Agreement.



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